UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 below is hereby incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series X Preferred Stock

On November 10, 2022, the Board declared a dividend of one one-thousandth of a share of Series X Preferred Stock, par value $0.001 per share (“Series X Preferred Stock”), for each outstanding share of Common Stock to stockholders of record at 5:00 p.m. Eastern Time on November 21, 2022 (the “Record Date”). The Company will file a certificate of designation with respect to the Series X Preferred Stock (the “Certificate of Designation”) that will set forth the rights, preferences and limitations of the Series X Preferred Stock, including the following:

General; Transferability. Shares of Series X Preferred Stock will be uncertificated and represented in book-entry form. No shares of Series X Preferred Stock may be transferred by the holder thereof except in connection with a transfer by such holder of any shares of Common Stock held by such holder, in which case a number of one one-thousandths (1/1,000ths) of a share of Series X Preferred Stock equal to the number of shares of Common Stock to be transferred by such holder will be automatically transferred to the transferee of such shares of Common Stock.

Voting Rights. Each whole share of Series X Preferred Stock will entitle the holder thereof to 3,000 votes per share (and, for the avoidance of doubt, each fraction of a share of Series X Preferred Stock will have a ratable number of votes). Thus, each one-thousandth of a share of Series X Preferred Stock would entitle the holder thereof to three votes. The outstanding shares of Series X Preferred Stock will vote together with the outstanding shares of Common Stock of the Company as a single class exclusively with respect to any proposal to adopt an amendment to the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock at a ratio specified in or determined in accordance with the terms of such amendment, which proposal may or may not involve a reduction in the total authorized Common Stock (the “Reverse Stock Split”). The Preferred Stock will not be entitled to vote on any other matter, except to the extent required under the Delaware General Corporation Law.

Unless otherwise provided on any applicable proxy or ballot with respect to the voting on the Reverse Stock Split, the vote of each share of Series X Preferred Stock (or fraction thereof) entitled to vote on the Reverse Stock Split will be cast in the same manner as the vote, if any, of the share of Common Stock in respect of which such share of Series X Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Stock Split, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series X Preferred Stock (or fraction thereof) held by such holder. Holders of Series X Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series X Preferred Stock on the Reverse Stock Split or any other matter brought before any meeting of stockholders held to vote on the Reverse Stock Split.

Dividend Rights. The holders of Series X Preferred Stock, as such, will not be entitled to receive dividends of any kind.

Liquidation Preference. The Series X Preferred Stock will rank senior to the Common Stock as to any distribution of assets upon a liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily (a “Dissolution”). Upon any Dissolution, each holder of outstanding shares of Series X Preferred Stock will be entitled to be paid out of the assets of the Company available for distribution to stockholders, prior and in preference to any distribution to the holders of Common Stock, an amount in cash equal to $0.001 per outstanding share of Series X Preferred Stock.

Redemption. All shares of Series X Preferred Stock that are not present in person or by proxy at any meeting of stockholders held to vote on the Reverse Stock Split as of immediately prior to the opening of the polls at such meeting (the “Initial Redemption Time”) will automatically be redeemed in whole, but not in part, by the Company at the Initial Redemption Time without further action on the part of the Company or the holder of shares of Series X Preferred Stock (the “Initial Redemption”). Any outstanding shares of Series X Preferred Stock that have not been redeemed pursuant to an Initial Redemption will be redeemed in whole, but not in part, (i) if such redemption is ordered by the Board in its sole discretion, automatically and effective on such time and date specified by the Board in its sole discretion or (ii) automatically upon the effectiveness of the amendment to the Certificate of Incorporation implementing the Reverse Stock Split.

Each share of Series X Preferred Stock redeemed in any redemption described above will be redeemed in consideration for the right to receive an amount equal to $0.001 in cash (rounded to the nearest cent) (the “Redemption Amount”) for each whole share of Series X Preferred Stock that is “beneficially owned” by the “beneficial owner” (as such terms are defined in the Certificate of Designation) thereof as of immediately prior to the applicable redemption time and redeemed pursuant to such redemption. Any beneficial owner may contact the Company in writing during the thirty (30) day period following the applicable redemption by delivering to the Company (or its designated agent) the completed notice provided within the Certificate of Designation. Any Redemption Amount that is not claimed by a beneficial owner within such thirty (30) day period shall be automatically forfeited.

The Series X Preferred Stock will not be convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company. The Series X Preferred Stock has no stated maturity and will not be subject to any sinking fund. The Series X Preferred Stock will not be subject to any restriction on the redemption or repurchase of shares by the Company while there is any arrearage in the payment of dividends or sinking fund installments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date: November 10, 2022	By:	/s/ Eric d’Esparbes
Eric d’Esparbes Chief Financial Officer